www.iren.com IREN - Quality Management System 2025 Executive Short-Term Incentive Plan Document Reference: IQMS-B4-HRS-PA-006 Revision: 0 Type Application Review Period Plan Discretionary 1 year Revisio n Date Reason for Issue Prepared Checked Approved 0 24/06/25 Issued for Board Approval Legal Co-CEO Board Approval 24 June 2025 Exhibit 10.18

www.iren.com IREN LIMITED 2025 Executive Short-Term Incentive Plan Contents 1 Purpose ............................................................................................................................................................................ 1 2 Definitions ...................................................................................................................................................................... 1 3 Eligibility ......................................................................................................................................................................... 2 4 Administration ............................................................................................................................................................. 2 5 STIP Award Opportunity .......................................................................................................................................... 2 6 Performance Period, Vehicle And Payment ..................................................................................................... 3 7 Performance Measures ............................................................................................................................................. 3 8 Cessation Of Employment........................................................................................................................................ 4 9 Change In Control ........................................................................................................................................................ 4 10 Clawback And Malus Policies ................................................................................................................................. 4 11 Section 409A And Section 457A ............................................................................................................................ 5 12 Miscellaneous ................................................................................................................................................................ 6 Exhibit A ........................................................................................................................................................................................... 1

www.iren.com 1 IREN LIMITED 2025 Executive Short-Term Incentive Plan 1 Purpose 1.1 The purpose of this Executive Short-Term Incentive Plan (this “STIP”) is to reward the performance of the executives of IREN Limited (the “Company”) and its Subsidiaries (as defined below) (together, the “Group”) who, individually or as members of a group, contribute to the success of the Group thus providing them a means of sharing in, and an incentive to contribute further to, that success. This STIP is intended to strengthen the commitment of the Group’s executives by making part of their individual pay dependent on the achievement of corporate performance objectives. The effective date of this STIP is June 23, 2025 (the “Effective Date”). 2 Definitions 2.1 As used in this STIP, the following terms shall have the meanings set forth below: (a) “Award” shall mean the bonus payable to a Participant under the STIP for any Performance Period. (b) “Board” means the board of directors of the Company or a committee or delegate designated by the board of directors of the Company to administer this STIP. (c) “Cause” means Participant’s (i) indictment for, conviction of, or a plea of guilty or no contest to, any indictable criminal offence or any other criminal offence involving fraud, misappropriation or moral turpitude, (ii) wilful and continued failure to perform Participant’s duties to the Group or to follow the lawful direction of the Board (for any reason other than illness or physical or mental incapacity), (iii) a material breach of a fiduciary duty owed to any member of the Group, (iv) theft, fraud, dishonesty, intentional misrepresentation or illegality with regard to any member of the Group or in connection with Participant’s duties to the Group, (v) material violation of the Group’s written code of conduct and (vi) act of gross negligence or wilful misconduct that relates to the affairs of the Group. (d) “Change in Control” has the meaning set forth in Exhibit A. (e) “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, and the rules, regulations and guidance thereunder. Any reference to a provision in the Code shall include any successor provision thereto. (f) “Employee” means any individual, including any officer, employed by any member of the Group or any prospective employee or officer who has accepted an offer of employment from any member of the Group, with the status of employment determined based upon such factors as are deemed appropriate by the Board in its sole discretion, subject to any requirements of the Code or applicable laws. (g) “Participant” shall mean an Employee selected for participation in this STIP by the Board. (h) “Performance Measures” are the preestablished criteria, which may include financial, non- financial, and individual performance goals, selected by the Board or its designee on which the requirements to earn an Award are based, which criteria may be based on an annual performance objective(s) or such shorter or longer objective(s) as determined by the Board or its designee in its or their sole discretion. (i) “Performance Period” means the fiscal year of the Company or any other period designated by the Board in its sole discretion. The Performance Period for the year in which the Effective Date occurs shall be the full fiscal year notwithstanding the fact that the STIP does not become effective until the Effective Date. (j) “Service Agreement” means any employment, severance, consulting or similar agreement between the Group and a Participant.

www.iren.com 2 (k) “Subsidiary” means an entity of which the Company directly or indirectly holds all or a majority of the value of the outstanding equity interests of such entity or a majority of the voting power with respect to the voting securities of such entity. Whether employment by or service with a Subsidiary is included within the scope of the STIP shall be determined by the Board in its sole discretion. 3 Eligibility 3.1 The Board may designate, in its sole discretion, an Employee as a Participant from time to time if they are an executive of the Group. 3.2 The STIP is designed to: (a) align Participants to business outcomes; (b) attract and retain key executive talent; and (c) achieve external market remuneration competitiveness. 3.3 Unless otherwise determined by the Board in its sole discretion or set forth in a Service Agreement, in order to receive an Award, a Participant must be employed for a minimum of four months immediately prior to the end of the relevant Performance Period. 4 Administration 4.1 The STIP shall be administered by the Board, which shall have the sole discretionary authority to (a) designate Participants, (b) determine the terms, conditions and amounts of any Awards provided under the STIP, including to make any amendments or modifications thereto (c) interpret and administer the STIP, including all terms defined herein, (d) adopt rules and regulations to implement the STIP and (e) make any other determination and take any other action that the Board in its sole discretion deems necessary or desirable for the administration of the STIP and due compliance with applicable law or accounting or tax rules and regulations, including terminating the STIP or any Awards. On an annual basis, or such other basis as determined by the Board in its sole discretion, the Board shall approve the Performance Measures selected for the Performance Period. All decisions and determinations by the Board or its designee shall be final, conclusive and binding on all parties, including the Company, its shareholders, Participants, and their beneficiaries, and any other persons having or claiming an interest hereunder. 4.2 To the extent permitted by applicable law, the Board may delegate some or all of its authority under this STIP, to a committee or subcommittee of the Board, or to other persons or groups of persons as it deems necessary, appropriate or advisable under conditions or limitations that the Board may set at the time of the delegation. 5 STIP Award Opportunity 5.1 Each Participant’s target Award (the “Individual Target”) will be developed and approved by the Board, who may seek the input of the Company’s management and outside consultants and advisors. The Individual Target, which may vary based on the Participant’s level of responsibility, market data, internal comparisons and other factors the Board believes, in its sole discretion, are appropriate and may be established (a) as a percentage of the Participant’s base salary, (b) as an absolute amount or (c) based on any other factor or criteria. Participants newly promoted or hired during the Performance Period may receive an Award, which will be pro-rated based on the day of promotion or hire, subject to the Board’s sole discretion. 5.2 Notwithstanding the foregoing or anything to the contrary contained herein, the Board may, in its sole discretion, make or adjust an Award for any amount, based on any factor or criteria and at any time as it sees fit.

www.iren.com 3 6 Performance Period, Vehicle and Payment 6.1 The Performance Period will span the fiscal year (i.e., July 1 through June 30) unless the Board in its sole discretion determines that a different Performance Period will apply. Except as otherwise determined by the Board in its sole discretion, earned Awards will generally be payable to each Participant after the completion of the Performance Period and as soon as administratively practicable following the determination by the Board of the achievement level for the Performance Measures and each of the relevant objectives relating thereto. 6.2 Subject to Section 9, authorized Awards shall be payable in cash in a single sum on the date established by the Board, or as soon as administratively feasible thereafter, at the end of the Performance Period or another time period, if applicable, provided however, that all Awards will be paid no later than the 15th day of the third month following the later of, (a) the last day of the Performance Period or (b) the last day of the calendar year in which falls the last day of the Performance Period, except to the extent that a Participant has elected to defer payment under the terms of a deferred compensation arrangement that has been duly authorized by the Board in its sole discretion (provided, however, that for US Participants (as defined below), such deferral compensation arrangement is made in accordance with Section 409A (as defined below) and the Company’s deferred compensation policies, if any). 7 Performance Measures 7.1 The Board will establish and approve specific Performance Measures, which may be based on any performance goal or criteria the Board determines is appropriate in its sole discretion, including but not limited to: financial, non-financial, and individual performance objectives, including earnings before interest, taxes, depreciation, and amortization (or some variation thereof); earnings per share, diluted or basic; earnings per share from continuing operations; net asset turnover; inventory turnover; capital expenditures; debt; debt reduction; working capital; return on investment; return on sales; net or gross sales; market share; economic value added; cost of capital; change in assets; expense reduction levels; productivity; delivery performance; safety record and/or performance; environmental record and/or performance; stock price; return on equity; total or relative increases to shareholder return; return on invested capital; return on assets or net assets; revenue; income or net income; operating income or net operating income; operating profit or net operating profit; gross margin, operating margin or profit margin; and completion of acquisitions, business expansion, product diversification, new or expanded market penetration, safety, levels of risk mitigation, quality of contracts, quality of facility delivery, long-term operational planning, advancing the long-term interests of the Company, a safety incident measures (including reportable incidents), internal audit closure, hashrate improvements, energization of projects, liquid cooling design operation, demand response, curtailment price response, customer acquisition, growth rates, compliance, internal audit effectiveness, cybersecurity, data protection, community investment, social impact, and/or any other performance objectives determined by the Board in its sole discretion. 7.2 Individual Participants may have different Performance Measures. The Board may adjust or modify the established Performance Measures or performance levels, or the determination of any performance goals or criteria, in its sole discretion at any time and for any reason, including determinations which affect the calculation or amount of Awards, in order to take into consideration other benefit programs and/or extraordinary events affecting the financial results of the Company. 7.3 Once determined or modified, such determinations shall be communicated by the Board or its delegees, to the affected Participants in such form and manner as the Board determines to be appropriate in its sole discretion.

www.iren.com 4 8 Cessation of Employment 8.1 Notwithstanding anything to the contrary in this STIP, unless determined otherwise by the Board in its sole discretion: (a) if a Participant’s employment with the Group is terminated by the Company (or an Affiliate of the Company) for Cause or without Cause or a Participant gives notice of their resignation (provided that resignation shall not include retirement) before their Award is paid, their Award will lapse or be forfeited (as applicable); and (b) if a Participant ceases employment for any other reason (including due to retirement, redundancy, death or total and permanent disability or termination by mutual agreement) before a Participant’s Award is paid, the entire unpaid Award will remain on foot and be tested in the ordinary course at the end of the Performance Period as though they had not ceased employment. 9 Change in Control 9.1 Unless otherwise provided by the Board in its sole discretion, in the event of a Change in Control, the performance targets established by the Board for the Performance Period in which the Change in Control occurs shall be deemed to be satisfied at a level of 100% of each Participant’s Individual Target amount, and each Participant will be entitled to receive payment of the Award either (a) in full or (b) pro-rated through the date of the Change in Control, at the election of the Board in its sole discretion. 9.2 Payments shall be made within 30 days following the date of the Change in Control and shall be made to all Participants who were employed by the Group or immediately prior to the date of the Change in Control, regardless of whether any such Participant remains employed on the payment date, unless otherwise provided by the Board in its sole discretion. 10 Clawback and Malus Policies 10.1 The STIP will be administered in compliance with Section 10D of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any applicable rules or regulations promulgated by the Securities and Exchange Commission or any national securities exchange or national securities association on which shares of the Company may be traded, and any Group policy adopted with respect to compensation recoupment, to the extent that the application of such rules, regulations and/or policies is permissible under applicable local law. 10.2 Without limiting the foregoing, the Board shall have full authority to implement any policies and procedures necessary to comply with any reduction, cancellation, forfeiture or recoupment requirement imposed under any applicable laws, rules, regulations or stock exchange listing standard or under any associated Company recoupment policy, including Section 954 of the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act, Section 10D of the Exchange Act and any rules promulgated thereunder and any other regulatory regimes, including Rule 10D-1 of the Exchange Act and Section 5608 of the Nasdaq Listing Rules. 10.3 Notwithstanding anything to the contrary contained herein, any Awards granted under this STIP (including any amounts or benefits arising from such Awards) shall be subject to any “clawback” or recoupment arrangements or policies the Company has in place from time to time (including, without limitation, the Company’s Restatement Clawback Policy) and the Board may, to the extent permitted by applicable law and stock exchange rules or by any applicable Company policy or arrangement, and shall, to the extent required, cancel or require reimbursement of any Awards granted to the Participant or cash received upon payment of any such Awards.

www.iren.com 5 10.4 All payments under the STIP are also subject to the terms of the following malus and clawback policies: (a) Malus. For Awards that have not yet been paid out (i.e., the current Performance Period), the Board may reduce the quantum of STIP opportunity granted to Participants or withdraw eligibility from the STIP. Malus provisions include, but are not limited to, the following: (i) termination of service for Cause; (ii) behaviour that is fraudulent, dishonest, disreputable, or in material breach of obligations under an employment contract or otherwise; or (iii) a material change in circumstances or unexpected or unintended consequences related to the Group. (b) Clawback. For STIP payments that have been made within the prior three years, the Board may clawback payments previously made to a Participant. Clawback provisions may be applied in the event of: (i) serious misconduct (as determined by the Board in its sole discretion); (ii) behaviour that is fraudulent and potentially impacts the Group’s reputation; or (iii) material and deliberate manipulation of financial or operational data with the intent to deceive or alter outcomes. 11 Section 409A and Section 457A 11.1 If the Participant works and/or resides in the United States or is a United States taxpayer (regardless of work location or residence) (“US Participant”), with respect to any Awards subject to Section 409A of the Code (“Section 409A”) or Section 457A of the Code (“Section 457A”), this STIP is intended to comply with the requirements of Section 409A and Section 457A, as applicable, and the provisions of this STIP shall be interpreted in a manner that satisfies the requirements of Section 409A and Section 457A, as applicable, and this STIP shall be operated accordingly. 11.2 If any provision of this STIP or any term or condition of any Award would otherwise frustrate or conflict with this intent, the provision, term or condition shall be interpreted and deemed amended so as to avoid this conflict. 11.3 Notwithstanding anything in this STIP to the contrary, if the Board considers a US Participant to be a “specified employee” under Section 409A at the time of such US Participant’s “separation from service” (as defined in Section 409A), and any amount hereunder is “deferred compensation” subject to Section 409A, any distribution of such amount that otherwise would be made to such US Participant with respect to an Award as a result of such “separation from service” shall not be made until the date that is six months after such “separation from service,” except to the extent that earlier distribution would not result in such US Participant’s incurring interest or additional tax under Section 409A. 11.4 If an Award includes a “series of instalment payments” (within the meaning of Section 1.409A- 2(b)(2)(iii) of the Treasury Regulations), a US Participant’s right to such series of instalment payments shall be treated as a right to a series of separate payments and not as a right to a single payment, and if an Award includes “dividend equivalents” (within the meaning of Section 1.409A-3(e) of the Treasury Regulations), a US Participant’s right to such dividend equivalents shall be treated separately from the right to other amounts under the Award. 11.5 Notwithstanding the foregoing, the tax treatment of the benefits provided under this STIP is not warranted or guaranteed, and in no event shall the Group be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by a US Participant on account of non- compliance with Section 409A or Section 457A, as applicable.

www.iren.com 6 12 Miscellaneous 12.1 No Right to Continued Employment; No Right to Awards. Notwithstanding anything to the contrary contained here: (a) The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of, or to continue to provide services to, any member of the Group. Further, an applicable member of the Group may at any time dismiss a Participant, free from any liability, or any claim under this STIP, unless otherwise expressly provided in this STIP or in any other agreement binding on the parties. The receipt of any Award under this STIP is not intended to confer any rights on the receiving Participant. (b) No person shall have any claim to be granted any Award under this STIP, and there is no obligation for uniformity of treatment of Employees, Participants or holders or beneficiaries of Awards under this STIP. The terms and conditions of Awards need not be the same with respect to each recipient. Any Award granted under this STIP shall be a one-time Award that does not constitute a promise of future grants. The Board, in its sole discretion, maintains the right to make available future Awards under this STIP. (c) Nothing contained in this STIP shall prevent any member of the Group from adopting or continuing in effect other or additional compensation arrangements and such arrangements may be either generally applicable or applicable only in specific cases. 12.2 No Obligation to Continue STIP. The adoption of this STIP does not imply any commitment to continue to maintain the STIP, or any modified version of the STIP, or any other plan for incentive compensation for any succeeding year. 12.3 Additional Compensation Arrangements. No payment pursuant to the STIP shall be taken into account in determining any benefits under any severance, pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Group, except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder. 12.4 Unfunded Status of the STIP. This STIP is intended to constitute an “unfunded” STIP for incentive compensation. With respect to any payments not yet made to a Participant by the Group, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Group. 12.5 Withholding Taxes. Any member of the Group may make such provisions and take such action as it may deem necessary or appropriate for the withholding of any taxes which such member of the Group is required by any law or regulation of any governmental authority, whether Federal, state or local, to withhold in connection with any Award under the STIP, including, but not limited to, the withholding of appropriate sums from any amount otherwise payable to the Participant (or his estate). Each Participant, however, shall be responsible for the payment of all individual tax liabilities relating to any such Awards. An Award, if received in Australia, is made under Division 1A of Part 7.12 of the Corporations Act. 12.6 Non-Assignability. The rights of a Participant or any other person to any payment or other benefits under either of the plans may not be assigned, transferred, pledged, or encumbered except by will or the laws of decent or distribution. 12.7 Titles and Headings. The titles and headings of the sections in the STIP are for convenience of reference only, and in the event of any conflict, the text of the STIP, rather than such titles or headings, shall control. 12.8 Severability. If any provision of this STIP is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any Participant or Award, or would disqualify this STIP or any Award under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Board, materially altering the intent of this STIP or an Award, such provision shall be stricken as to such jurisdiction, Participant or Award, and the remainder of this STIP and any such Award shall remain in full force and effect.

www.iren.com 7 12.9 Successors and Assigns. The terms of this STIP shall be binding upon and inure to the benefit of the Company and any successor entity thereof. 12.10 Governing Law. This STIP shall be governed by the laws of New South Wales, Australia, without application of the conflicts of law principles thereof.

www.iren.com Exhibit A 1 Exhibit A Additional Definitions (a) “Affiliate” means any entity that, directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Company; where “control” means that the controlling party directly or indirectly has the beneficial ownership of more than 50% of the stock or other equity interests entitled to vote for the election of directors or an equivalent governing body, or otherwise has the power to direct or cause the direction of the general management of the controlled entity. An entity is an Affiliate only so long as such control exists. (b) “Beneficial Owner” has the meaning ascribed to such term in Rule 13d-3 under the Exchange Act. (c) “Fair Market Value” means (i) with respect to Shares, the closing price of a Share on the trading day immediately preceding the date of determination, and (ii) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Board in its sole discretion. (d) “Person” has the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof. (e) “Shares” means an ordinary share of the Company, no par value. Change in Control “Change in Control” means the occurrence of any one or more of the following events: (i) any Person, other than (A) any employee plan established by any member of the Group, (B) the Company or any of its Affiliates, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, (D) an entity owned, directly or indirectly, by shareholders of the Company in substantially the same proportions as their ownership of the Company, becomes (in a single transaction or any series of transactions occurring during any 12-month period) the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the total voting power of the Shares; provided that the provisions of this subsection (i) are not intended to apply to or include as a Change in Control any transaction that is specifically excepted from the definition of Change in Control under subsection (iii) below; (ii) a change in the composition of the Board such that, during any 12-month period, the individuals who, as of the beginning of such period, constitute the board of directors of the Company (the “Existing Board”) cease for any reason to constitute at least 50% of the Board; provided, however, that any individual becoming a member of the Board subsequent to the beginning of such period whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors of the Company immediately prior to the date of such appointment or election shall be considered as though such individual were a member of the Existing Board; provided further, that, notwithstanding the foregoing, no individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 or Regulation 14A promulgated under the Exchange Act or successor statutes or rules containing analogous concepts) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or Person other than the Board, shall in any event be considered to be a member of the Existing Board; (iii) the consummation of a merger, amalgamation or consolidation of the Company or any of its Affiliates with any other corporation or other entity, or the issuance of voting securities in connection with such a transaction; provided that immediately following such transaction the voting securities of the Company outstanding immediately prior thereto do not continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity of such transaction or parent entity thereof) 50% or more of the total voting power with respect to the Company’s then- outstanding voting securities and total Fair Market Value of the Company’s then-outstanding voting securities (or, if the Company is not the surviving entity of such merger or consolidation, 50% or more of the total voting power with respect to the then-outstanding voting securities and total fair market value of the shares of such surviving entity or parent entity thereof); and provided, further, that such a transaction effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 50% or more of the total voting power with respect to the then-outstanding voting securities and total Fair Market Value of the Company’s then-outstanding voting securities shall not be considered a Change in Control; or (iv) the sale or disposition by the Company of all or substantially all of the Company’s assets in which any Person acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person) assets from the Company that have a total gross Fair Market Value equal to more than 50% of the total gross Fair Market Value of all of the assets of the Company immediately prior to such acquisition or acquisitions. Notwithstanding the foregoing, (A) no Change in Control shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the Shares immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns substantially all of the assets of the Company immediately prior to such transaction or series of transactions and (B) no Change in Control shall be deemed to have occurred upon the acquisition of additional control of the Company by any Person that is considered to effectively control the Company. In no event will a Change in Control be deemed to have occurred if any Participant is part of a “group” within the meaning of Section 13(d)(3) of the Exchange Act that effects a Change in Control. Notwithstanding the foregoing or any provision of any Award agreement to the contrary, for any Award that provides for accelerated payment on a Change in Control of amounts that constitute “deferred compensation” (to the extent necessary to avoid imposition of taxes or penalties, pursuant to Section 409A), if the event that constitutes such Change in Control does not also constitute a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets (in either case, as defined in Section 409A), such amount shall not be distributed on such Change in Control but instead shall be paid in accordance with its original schedule, except to the extent that earlier distribution would not result in the Participant who holds such Award incurring interest or additional tax under Section 409A.